Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of WJ Communications, Inc. (the “Company”) on Form 10-Q for the period ending October 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rainer N. Growitz, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written certification required by Section 1350 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ RAINER N. GROWITZ
Rainer N. Growitz
Interim Chief Financial Officer
Vice President of Finance and Corporate Secretary
(principal financial officer)
November 10, 2005